Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (the “Amendment”) is made as of September 1, 2004, by and among CERNER CORPORATION, a Delaware corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent, Lead Arranger, Swingline Lender, Issuing Bank and a Bank; LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Documentation Agent and a Bank; COMMERCE BANK, N.A., a national banking association, in its capacity as a Bank; and UMB BANK, N.A., a national banking association, in its capacity as a Bank. Capitalized terms used and not defined hereunder have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

     (a) The Borrower and the Bank Parties are parties to a Credit Agreement dated as of May 31, 2002, as amended by a First Amendment to Credit Agreement dated as of July 22, 2002, and a Second Amendment to Credit Agreement dated as of April 30, 2003 (as so amended, the “Credit Agreement”).

     (b) The Borrower has requested that (1) the maturity date for the revolving credit facility be extended to May 31, 2007, (2) the borrowing base concept for the revolving credit facility be eliminated, (3) certain financial covenants or related definitions be amended in certain respects, (4) the timing requirements for when a newly formed or acquired Subsidiary is required to become a party to the Subsidiary Guaranty be modified in certain respects, and (5) the per annum fee for outstanding Letters of Credit be modified in certain respects. The Bank Parties are willing to agree to the foregoing requests, subject, however, to the terms, conditions and agreements set forth below.

     NOW, THEREFORE, the parties agree as follows:

     1. Extension of Revolving Credit And Swingline Loan Facilities. The definition of “Revolving Credit Termination Date” in Section 1.1 of the Credit Agreement is deleted and is replaced by the following:

       “Revolving Credit Termination Date” shall mean May 31, 2007; provided, however, that if such date would otherwise fall on a date which is not a Business Day, the Revolving Credit Termination Date shall be the next preceding Business Day.

     2. Senior Funded Debt to EBITDA. Section 6.6 of the Credit Agreement is deleted and is replaced by the following:

       6.6. Senior Funded Debt to EBITDA. The Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of (a) the sum of Consolidated Senior Funded Debt, as of such date, to (b) the sum of Consolidated EBITDA for the four fiscal quarters then ending, of not more than 1.8 to 1.

     3. Elimination of Borrowing Base Concept.

     (a) General. The parties have agreed to eliminate the borrowing base concept under the Credit Agreement and the related requirement that the Borrower deliver periodic Borrowing Base Certificates to the Administrative Agent and the Banks.

     (b) Amount of Revolving Credit Loans. Section 2.1(a) of the Credit Agreement is deleted and is replaced by the following:

       (a) Each Bank severally agrees, on and subject to the terms of this Agreement, to make loans (“Revolving Credit Loans”) to the Borrower from time to time on any Business Day during the period from and including the Closing Date to but excluding the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the difference between (1) the Bank’s Revolving Credit Loan Commitment at such time, and (2) the sum of (A) the Bank’s Pro-Rata Share of the aggregate principal balance of all Revolving Credit Loans outstanding at such time, (B) the Bank’s LC Exposure at such time, and (C) the Bank’s Swingline Exposure at such time. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and reborrow Revolving Credit Loans.

     (c) Swingline Loans – Conforming Change. Section 2.2(a) of the Credit Agreement is deleted and is replaced by the following:

       (a) The Swingline Lender agrees, on and subject to the terms of this Agreement, to make loans (“Swingline Loans”) to the Borrower from time to time on any Business Day during the period from and including the Closing Date to but excluding the Swingline Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the Swingline Loan Commitment at such time less the aggregate principal balance of all Swingline Loans outstanding at such time; provided, that the aggregate principal balance of all Swingline Loans then outstanding (or which would be outstanding if such Swingline Loan were to be made) plus the aggregate principal balance of all Revolving Credit Loans then outstanding plus the aggregate LC Exposure of all Banks at such time does not exceed the total Commitments of all Banks at such time. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and reborrow Swingline Loans.

     (d) Letters of Credit – Conforming Change. Section 2.3(a) of the Credit Agreement is deleted and is replaced by the following:

       (a) The Issuing Bank agrees, subject to the terms and conditions of this Agreement, to issue one or more letters of

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credit (each, a “Letter of Credit”) for the account of the Borrower on any Business Day from the Closing Date to but excluding the Revolving Credit Termination Date as so requested by the Borrower; provided, however, that the Issuing Bank shall not be obligated to issue any Letter of Credit if (1) the LC Exposure of all Banks exceeds, or would exceed with the issuance of such Letter of Credit, the aggregate Letter of Credit Commitments for all Banks at such time, (2) the aggregate LC Exposure of all Banks at such time plus the aggregate principal balance of all Revolving Credit Loans then outstanding plus the aggregate Swingline Exposure of all Banks at such times exceeds, or would exceed if such Letter of Credit were issued, the total Commitments of all Banks at such time, (3) any Default or Event of Default then exists or would result therefrom, (4) the expiry date of the Letter of Credit occurs more than one-year after its issuance date (subject to extension for additional one-year periods by the Issuing Bank, in its sole discretion, provided that any automatic renewal clause requested in such Letter of Credit shall require notice of non-renewal to be given to the Issuing Bank no more than 90 days from the stated expiry date), (5) the expiry date of such Letter of Credit occurs, or under any circumstances may occur, on or after the Revolving Credit Termination Date, (6) the Borrower fails to sign such Reimbursement Agreements and other documents as the Issuing Bank may reasonably request in connection with the issuance of such Letter of Credit, or (7) the form or contents of such requested Letter of Credit are not reasonably acceptable to the Issuing Bank.

     (e) Reductions in Commitments – Conforming Change. Section 2.5(a) of the Credit Agreement is deleted and is replaced by the following:

       (a) The Borrower shall have the right to reduce the Revolving Credit Loan Commitments, upon notice as provided herein; provided, however, that each reduction in the total Revolving Credit Loan Commitments is an amount of not less than $5,000,000 and whole multiples of $1,000,000.

     (f) Mandatory Prepayments – Conforming Change. Section 2.13 of the Credit Agreement is deleted and is replaced by the following:

       2.13. Mandatory Prepayments. On any date, the Borrower shall prepay the Revolving Credit Loans to the extent the then-outstanding principal balance of such Loans exceeds the aggregate amount of the Revolving Credit Loan Commitments at such time. The Borrower shall likewise prepay the Swingline Loans to the extent to the extent the then-outstanding principal balance of such Loans exceeds the Swingline Loan Commitment at such time.

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     (g) No Borrowing Base Certificate. Section 6.1(j) of the Credit Agreement is deleted and is replaced by the following:

     (j) [intentionally omitted];

     (h) Old Borrowing Base Definitions – Conforming Change. Section 1.1 of the Credit Agreement is amended to delete the following defined terms: “Borrowing Base,” “Borrowing Base Certificate,” “Eligible Equipment,” “Eligible Equipment Cap,” “Eligible Receivables” and “Receivables.”

     4. New Guarantor Subsidiaries. Section 6.9(b) of the Credit Agreement is deleted and is replaced by the following:

       (b) If a Person becomes a Subsidiary of the Borrower after the Closing Date, such Person shall become a party to the Subsidiary Guaranty on or before the last day of the fiscal year in which such Person became a Subsidiary of the Borrower; provided, however, that (1) if such Person is a Foreign Subsidiary, such Person need not become a party to the Subsidiary Guaranty, and (2) if the aggregate amount of consideration paid (including, without limitation, Indebtedness assumed) by the Borrower and its Subsidiaries for such Person, and for all other Persons who became Subsidiaries of the Borrower since the first day of such fiscal year, exceeds 5% of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the last day of the immediately preceding fiscal year, or if a Default or Event of Default exists at the time such Person becomes a Subsidiary, such Person, and all other Persons who became Subsidiaries of the Borrower (other than Foreign Subsidiaries) since the first day of such fiscal year, shall become parties to the Subsidiary Guaranty within five Business Days after such Person becomes a Subsidiary of the Borrower. Contemporaneously with a Subsidiary becoming a party to the Subsidiary Guaranty, the Borrower shall cause such Subsidiary to furnish such certificates and other documentation as the Administrative Agent may require, including, without limitation, favorable opinions of counsel to such Subsidiary (which opinions shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation necessary to cause such Subsidiary to become a party to the Subsidiary Guaranty).

     5. Definition of Consolidated Maintenance CAPEX. The definition of “Consolidated Maintenance CAPEX” in Section 1.1 of the Credit Agreement is deleted and is replaced by the following:

       “Consolidated Maintenance CAPEX” shall mean, for any period, for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of (1) 60% of all depreciation expense for such period, and (2) 60% of all amortization expense for such period; in each case to the extent such depreciation expense and amortization expense would be added to Consolidated Net Income in the determination of Consolidated EBITDA for such period.

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     6. Letter of Credit Fee. Section 2.3(b) of the Credit Agreement is deleted and is replaced by the following:

       (b) The Borrower agrees to pay the Administrative Agent, to be allocated by the Administrative Agent among the Banks in accordance with their respective Pro-Rata Shares, a fee with respect to each Letter of Credit computed at a per annum rate equal to the Applicable Margin for Libor Loans, as in effect from time to time, plus 0.10% (i.e., 10 basis points), on the face amount of such Letter of Credit, provided that the annual fee for each Letter of Credit shall be at least $250 (collectively, the “Letter of Credit Fees”). The Letter of Credit Fees shall be payable in advance, with the first payment due on the issuance date of the Letter of Credit, and annually thereafter on each anniversary date thereof.

7. Updated Subsidiary Schedule.

     (a) Section 5.12. Section 5.12 of the Credit Agreement is deleted and is replaced by the following:

       5.12. Subsidiaries. Each of the Subsidiaries listed on Schedule 5.12 hereto (other than the Foreign Subsidiaries) is a Wholly-Owned Subsidiary of the Borrower, and the Borrower owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Subsidiary. Except as shown on Schedule 5.12, each of the Foreign Subsidiaries is a Wholly-Owned Subsidiary of Cerner International, Inc., which owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Foreign Subsidiary. As of the date of the Third Amendment, the Borrower has only the Subsidiaries listed on Schedule 5.12 hereto.

     (b) New Schedule. Schedule 5.12 to the Credit Agreement is deleted and is replaced by Schedule 5.12 to this Amendment.

     (c) New Definition. Section 1.1 of the Credit Agreement is amended to add the following defined term:

     “Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of September 1, 2004, among the Borrower and the Bank Parties.

     8. Conditions Precedent to Amendment. Notwithstanding anything in this Amendment to the contrary, unless and to the extent the Administrative Agent waives the benefits of this sentence by giving written notice thereof to the Borrower, none of the Bank Parties shall have any duties under this Amendment, nor shall any waivers, releases or other concessions, if any, made or given by any of the Bank Parties under this Amendment be effective, in each case until the Administrative Agent has received

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fully executed originals of each of the following, each in form and substance satisfactory to the Administrative Agent:

     (a) Amendment. This Amendment; and

     (b) Other. Such other documents as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby.

     9. Representations and Warranties. The Borrower represents and warrants to the Bank Parties as follows: (a) it is a duly organized and validly existing corporation and has full corporate power and authority to enter into this Amendment and any documents or transactions contemplated hereby and to pay and perform its obligations in respect of each of the foregoing; (b) the execution, delivery and performance by the Borrower of this Amendment and any documents contemplated hereby or any transactions contemplated hereby do not violate or conflict with, or require any consent under, (i) the Borrower’s certificate of incorporation, by-laws, or any other agreement or document relating to the Borrower’s existence or authority to act, (ii) any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound, (iii) any court order, judicial proceeding or any administrative or arbitral order or decree, or (iv) any applicable law, rule or regulation; and (c) no authorization, approval or consent of or by, and no notice to or filing or registration with, any governmental authority or any other Person is necessary for the Borrower to enter into this Amendment or any document contemplated hereby or any transaction contemplated hereby or to perform its obligations with respect to each of the foregoing.

     10. Reaffirmation of Credit Documents. The Borrower reaffirms its obligations under the Credit Agreement and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Bank Parties, as a material inducement to the Bank Parties to enter into this Amendment and the transactions contemplated hereby, that (a) the Borrower has no (and, in any event, hereby waives any) defense, claim or right of setoff in respect of the Credit Agreement, any of the other Credit Documents or the actions or inactions of any of the Bank Parties; and (b) all representations and warranties made by the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof, except for any such representations or warranties which specifically and expressly relate to an earlier date, which representations and warranties were true and complete as of such earlier date.

     11. No Other Amendments. Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the Borrower in accordance with their respective terms.

     12. Counterparts; Fax Signatures. This Amendment and any document contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. This Amendment and any document contemplated hereby may be executed and delivered by facsimile or other electronic transmission, and any such execution or delivery shall be fully effective as if executed and delivered in person.

     13. Legal Fees. The Borrower shall pay the reasonable legal fees and expenses incurred by the Administrative Agent in connection with the preparation and closing of this Amendment and any other documents referred to herein and the consummation of any transactions referred to herein.

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     14. Mo.Rev.Stat. § 432.045 Required Notice. The following statement is given pursuant to Mo.Rev.Stat. § 432.045: “ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.” All other Credit Documents are incorporated into this Amendment; provided, however, that, to the extent of any direct conflict between the terms and conditions of the other Credit Documents and this Amendment, the terms and conditions of this Amendment shall prevail and govern.

     15. Governing Law. This Amendment shall be governed by the laws of the State of Missouri without regard to any choice of law rule thereof giving effect to the laws of any other jurisdiction.

[signature page(s) to follow]

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

CERNER CORPORATION		COMMERCE BANK, N.A., as a Bank

By:	/s/Marc G. Naughton	By:	/s/Pamela T. Hill

	Name: Marc G. Naughton		Name: Pamela T. Hill
	Title: CFO/Senior Vice President		Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Lead Arranger, Issuing Bank, Swingline Lender and a Bank		UMB BANK, NA., as a Bank

By:	/s/Mark R. Jorgenson	By:	/s/Robert P. Elbert

	Name: Mark R. Jorgenson		Name: Robert P. Elbert
	Title: Senior Vice President		Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and a Bank

By:	/s/James C. Binz

Name: James C. Binz
Title: First Vice President

[Consent of Guarantors to follow]

Third Amendment to Credit Agreement – Signature Page

Consent of Guarantors

     Reference is made to the Guaranty dated as of May 31, 2002, in favor of the Administrative Agent, on behalf of the Banks, the Swingline Lender and the Issuing Bank, to which the undersigned (each a “Guarantor”) are parties, either as an original signatory thereto or pursuant to any subsequent assumption, joinder or other agreements, and any other guaranty executed by any Guarantor in favor of the Administrative Agent or any other Bank Party relating to any indebtedness of the Borrower under any of the Credit Documents (collectively, with respect to each Guarantor, such Guarantor’s “Guaranty”). Capitalized terms used and not defined in this Consent of Guarantors have the meanings given to them in the Credit Agreement referred to in the above Amendment. To induce the Bank Parties to enter into the above Amendment, each Guarantor: (a) consents to the Borrower and the Bank Parties entering into the above Amendment; (b) agrees that the execution, delivery and performance of the above Amendment and any documents or transactions contemplated thereby shall not discharge, limit or otherwise impair the obligations of such Guarantor under such Guarantor’s Guaranty; (c) agrees that such Guarantor’s Guaranty is and remains in full force and effect and is enforceable against such Guarantor in accordance with its terms; (d) waives any defense, claim or right of setoff such Guarantor may have in respect of such Guarantor’s Guaranty, the Credit Agreement, the other Credit Documents or the actions or inactions of any of the Bank Parties; and (e) agrees that none of the Bank Parties has any duty to give such Guarantor notice of or obtain such Guarantor’s consent to the transactions described in the above Amendment, and that the Bank Parties’ giving of notice to such Guarantor and obtainment of such Guarantor’s consent in this instance shall not impose any similar or other duty upon any of the Bank Parties in any future matter or transaction. This Consent of Guarantors may be validly executed and delivered by fax or other electronic transmission and in multiple counterparts and by different parties thereto.

CERNER PROPERTIES, INC., a Delaware corporation		CERNER INTERNATIONAL, INC., a Delaware corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton Title: Vice President and Treasurer		Name: Marc G. Naughton Title: Vice President and Treasurer

CERNER MULTUM, INC., a Delaware corporation		CERNER HEALTH CONNECTIONS, INC., a Delaware corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton Title: Vice President and Treasurer		Name: Marc G. Naughton Title: Vice President and Treasurer

CERNER HEALTH FACTS, INC., a Delaware corporation		CERNER CITATION, INC., a Delaware corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

Third Amendment to Credit Agreement – Signature Page

CERNER INVESTMENT CORP., a Nevada corporation		CERNER DHT, INC., a Delaware corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER CAMPUS REDEVELOPMENT, CORPORATION, a Missouri corporation		CERNER RADIOLOGY INFORMATION SYSTEMS, INC., a Texas corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

BEYOND NOW TECHNOLOGIES, INC., a Kansas corporation		CERNER PROJECT IMPACT, INC., a Delaware corporation

By:	/s/Marc G. Naughton	By:	/s/Marc G. Naughton

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER INNOVATION, INC., a Delaware corporation

By:	/s/Marc G. Naughton

Name: Marc G. Naughton
Title: Vice President and Treasurer

Third Amendment to Credit Agreement – Signature Page

SCHEDULE 5.12

(Existing Subsidiaries)

^ Denotes Subsidiary not wholly-owned by Cerner Corporation or Cerner International, Inc.

* Denotes Foreign Subsidiary

1.	BeyondNow Technologies, Inc., a Kansas corporation

2.	*Cerner Belgium, Inc., a Delaware corporation

3.	Cerner Campus Redevelopment Corporation, a Missouri corporation

4.	*Cerner Canada Limited, a Delaware corporation

5.	Cerner Citation, Inc., a Delaware corporation

6.	Cerner DHT, Inc., a Delaware corporation

7.	Cerner Health Connections, Inc., a Delaware corporation

8.	Cerner Health Facts, Inc., a Delaware corporation

9.	Cerner Innovation, Inc., a Delaware corporation

10.	Cerner International, Inc., a Delaware corporation, has the following Subsidiaries:

•	^*Cerner Healthcare Solutions Private Limited, a corporation organized under the laws of India (Cerner International, Inc. owns 100 equity shares and Cerner Innovation, Inc. owns 9,900 equity shares)

•	*Cerner Singapore Limited, a Delaware corporation

•	*Cerner Corporation PTY Limited, a corporation organized under the laws of Australia

•	*Cerner Limited, a corporation organized under the laws of the United Kingdom

•	^*Cerner Arabia Limited, a corporation organized under the laws of Saudi Arabia (Cerner International, Inc. owns 400 shares, and El Seif Development Co. owns 600 shares)

•	*Cerner Deutschland GmbH, a corporation organized under the laws of Germany

•	^*Image Devices, GmbH, a corporation organized under the laws of Germany (a wholly owned subsidiary of Cerner Deutschland GmbH)

11.	Cerner Investment Corp., a Nevada corporation

12.	^*Cerner (Malaysia) SDN BHD, a corporation organized under the laws of Malaysia (Cerner Corporation owns 99,998 shares, the remaining 2 shares are owned by Thomas s/o Mariassosay and Syed Mohd Tahir Bin Dato’ Syed Azman respectively)

Schedule 5.12

13.	Cerner Multum, Inc., a Delaware corporation

14.	Cerner Project IMPACT, Inc., a Delaware corporation

15.	Cerner Properties, Inc., a Delaware corporation

16.	Cerner Radiology Information Systems, Inc., a Texas corporation

Schedule 5.12